Filed Pursuant to Rule 497(e) and Rule 497(k)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

Perritt Funds, Inc.
Perritt MicroCap Opportunities Fund (PRCGX)
Perritt Ultra MicroCap Fund (PREOX)

January 29, 2024

Supplement dated January 29, 2024 to the
Statutory Prospectus and Summary Prospectuses, each dated February 28, 2023

This supplement is being filed to correct the reflected performance of the benchmark indices for the Funds, which were transposed due to a clerical error.
Perritt MicroCap Opportunities Fund

Average Annual Total Returns For the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Perritt MicroCap Opportunities Fund
Return Before Taxes	-16.06%	1.60%	7.20%
Return After Taxes on Distributions	-16.68%	-0.04%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares	-9.05%	1.13%	5.59%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-21.96%	3.69%	8.86%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-20.44%	4.13%	9.01%
We use the Russell Microcap® Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on
Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

Perritt Ultra MicroCap Fund

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Perritt Ultra MicroCap Fund
Return Before Taxes	-25.76%	0.61%	7.85%
Return After Taxes on Distributions	-25.97%	-0.12%	6.63%
Return After Taxes on Distributions and Sale of Fund Shares	-15.10%	0.49%	6.26%
Russell Microcap® Index (reflects no deductions for fees, expenses or taxes)	-21.96%	3.69%	8.86%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	-20.44%	4.13%	9.01%
We use the Russell Microcap® Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.
After tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.
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Please retain this Supplement for future reference.